UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2026

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

105 Edgeview Drive, Suite 425	Broomfield	Colorado	80021
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of DigitalOcean Holdings, Inc. (the "Company") held on June 15, 2026, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the definitive proxy statement on Schedule 14A (the "Proxy Statement") filed by the Company with the Securities and Exchange Commission on April 24, 2026. The final results with respect to each proposal are set forth below.
Proposal 1 - Election of Directors
Warren Adelman and Pueo Keffer were elected to serve as Class II directors of the Company’s Board of Directors (the “Board”), each for a term expiring at the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or, if sooner, until their death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Warren Adelman	66,745,757	16,844,074	9,763,078
Pueo Keffer	70,066,785	13,523,046	9,763,078
Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Abstentions
93,181,571	62,446	108,892
Proposal 3 - Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company's Named Executive Officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,627,046	1,869,745	93,040	9,763,078

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2026	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer